UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34747 (Commission File Number)	20-3898239 (IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement. On November 3, 2010, Spansion Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Barclays Capital Inc., as representatives of the underwriters, in connection with the registered offering of an aggregate of 6,750,000 shares of the Company’s Class A common stock (the “Shares”), sold by the Company, at a public offering price of $17.00 per share (the “Stock Offering”). Pursuant to the terms of the Underwriting Agreement, the Underwriters were given an option to purchase an additional 1,012,500 Shares at the same public offering price, to cover over-allotments. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto, the terms of which are incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement.

Indenture. On November 9, 2010, Spansion LLC ( “Spansion LLC”), a wholly owned subsidiary of the Company, issued $200,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 (the “Notes”) in a private placement under Rule 144A and Regulation S promulgated under the Securities Act of 1933, as amended. The terms and conditions of the Notes and related matters are set forth in the Indenture, dated as of November 9, 2010, by and between Spansion LLC, as issuer, the Company and Spansion Technology LLC, as guarantors, and Wells Fargo Bank, National Association, as trustee (the “Indenture”). A copy of the Indenture, including the form of the Notes, is attached as Exhibit 4.1 hereto, the terms of which are incorporated herein by reference. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture. Additional information pertaining to the Notes is contained in Item 2.03 and is incorporated herein by reference.

Registration Rights Agreement. In connection with the issuance and sale of the Notes, Spansion LLC, Spansion Technology LLC and the Company also entered into a registration rights agreement, dated November 9, 2010, with Barclays Capital Inc. and Morgan Stanley & Co. Incorporated, as representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange the Notes for notes (“Exchange Notes”) having identical terms in all material respects to the Notes and which will evidence the same continuing indebtedness of the Company (except that the Exchange Notes will not contain terms with respect to transfer restrictions or interest rate increases as described below). The Company will use its commercially reasonable efforts to cause the exchange offer registration statement to be declared effective by the SEC under the Securities Act and to consummate the exchange offer by no later than August 5, 2011. In certain circumstances, the Company may also be obligated to file a shelf registration statement in lieu of or in addition to the exchange offer registration statement. If the Company does not meet the above deadline (a “Registration Default”) then, subject to certain exceptions, the interest rate borne by the Notes will be increased by 0.25% per annum for the first 90 day period and thereafter by 0.50% per annum. A copy of the Registration Rights Agreement is filed as Exhibit 10.1 hereto, the terms of which are incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

Amendment to Term Loan. On November 9, 2010, Spansion LLC entered into (i) Amendment No. 4, dated as of November 9, 2010 (“Amendment No. 4”), to the Credit Agreement dated as of February 9, 2010 (as amended, supplemented or otherwise modified from time to time, the “Term Loan”), among Spansion LLC, as Borrower, the Company and Spansion Technology LLC, as Guarantors, each lender from time to time party thereto, Barclays Bank PLC, as Administrative Agent, Collateral Agent and Documentation Agent, Barclays Capital, as Joint Lead Arranger and Joint Book Runner, and Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, Joint Book Runner and Syndication Agent, and (ii) Amendment No. 1 to the Pledge and Security Agreement, dated as of May 10, 2010, among the Company, Spansion Technology, Spansion LLC, certain of Spansion LLC’s subsidiaries party thereto, and the Collateral Agent.

Under the amended Term Loan, a number of existing financial covenants were changed, including:

•	reducing the minimum consolidated interest coverage ratio to 3.50 to 1.0;

•	increasing the maximum leverage ratio to 3.0 to 1.0;

•	increasing the maximum permitted capital expenditures to $150 million for each fiscal year;

•	removing the covenant to maintain interest rate hedging agreements;

•

amending the debt covenant of the Term Loan to permit (i) the issuance of the Notes and (ii) the incurrence of debt subject to no default or event of default and pro forma financial covenant compliance and (iii) the incurrence of debt in connection with the proposed restructuring of certain Japanese accounts receivable (the “Japanese Restructuring”);

•	amending the basket for permitted acquisitions to allow for acquisitions subject to no default or event of default and pro forma financial covenant compliance;

•	increasing the basket for dispositions of intellectual property rights to an aggregate amount of $250,000,000 without annual limits;

•

increasing the basket for dispositions (other than dispositions of intellectual property rights) to the greater of $100,000,000 and 10% of consolidated total assets and including a basket for transfers of probe cards and other assets to partners, suppliers or subcontractors in the ordinary course of business in an aggregate amount of $10,000,000;

•

amending the investments covenant to include a general investments basket of an aggregate amount of $25,000,000 plus an amount equal to excess cash flow plus net cash proceeds of equity issuances and capital contributions received and not otherwise used to make investments or restricted payments (the “Available Amount”);

•	amending the investments covenant to increase the basket for investments in joint ventures or subsidiaries from $25,000,000 to $40,000,000;

•	amending the restricted payments covenant to include a general restricted payments basket of an aggregate amount of $25,000,000 plus the Available Amount;

•	amending the transactions with affiliates covenant to permit the Japanese Restructuring; and

•

increasing the mandatory prepayment threshold to a Consolidated Leverage Ratio of 2.5 to 1.0, and reducing the amounts of mandatory prepayments with proceeds from dispositions or Extraordinary Receipts (as defined in the Term Loan Agreement) to levels dependent upon our Consolidated Leverage Ratio, as further described in the Term Loan Agreement.

The Company also obtained a waiver to the requirement that it use 50% of the net proceeds from the Stock Offering (defined below) to pay down the Term Loan.

A copy of Amendment No. 4 is filed as Exhibit 10.2 hereto, the terms of which are incorporated herein by reference. The foregoing description of the Amendment No. 4 is qualified in its entirety by reference to the full text thereof.

Amendment to Revolving Credit Facility. On November 9, 2010, the Company, Spansion LLC and certain of Spansion LLC’s subsidiaries entered into Amendment Number Two (“Amendment Number Two”) to Loan and Security Agreement, dated as of May 10, 2010 (the “Revolving Credit Facility”), with lenders party thereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, as Sole Lead Arranger, as Sole Bookrunner, and as agent for the Lenders. Amendment Number Two was entered into to make applicable changes to the covenants in the Revolving Credit Facility similar to those changes made to the Term Loan described above and to enable Spansion LLC to be able to issue the Notes. A copy of Amendment Number Two is filed as Exhibit 10.3 hereto, the terms of which are incorporated herein by reference. The foregoing description of the Amendment Number Two to the Revolving Credit Facility is qualified in its entirety by reference to the full text thereof.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 9, 2010, Spansion LLC issued $200,000,000 aggregate principal amount of 7.875% Senior Notes due 2017 in a private placement under Rule 144A and Regulation S promulgated under the Securities Act of 1933, as amended (the “Notes Private Placement”). The Notes are general unsecured senior obligations of Spansion LLC and are guaranteed by the Company and Spansion Technology LLC on a senior unsecured basis. Interest is payable on May 15 and November 15 of each year beginning May 15, 2011 until and including the maturity date of November 15, 2017.

The Indenture contains certain covenants that will limit, among other things, the ability of Spansion LLC and its restricted subsidiaries to:

•	incur additional indebtedness or issue preferred stock;

•	pay dividends and make other restricted payments;

•	make certain investments, including investments in unrestricted subsidiaries;

•	create or permit certain liens;

•	create or permit restrictions on the ability of the restricted subsidiaries to pay dividends or make other distributions to Spansion LLC;

•	use the proceeds from sales of assets;

•	enter into certain types of transactions with affiliates; and

•	consolidate or merge or sell Spansion LLC’s assets as an entirety or substantially as an entirety,

in each case subject to certain exceptions set forth in the Indenture.

Prior to November 15, 2013, Spansion LLC may redeem some or all of the Notes at a price equal to 100% of the principal amount, plus accrued and unpaid interest and a “make-whole” premium. Thereafter, Spansion LLC may redeem all or part of the Notes at any time at the redemption prices set forth in the Indenture plus accrued and unpaid interest, if any, to the date of redemption.

In addition, on or prior to November 15, 2013, Spansion LLC may redeem up to 35% of the Notes with the proceeds of certain sales of equity securities at 107.875% (100% of the principal amount plus a premium equal to the interest rate applicable to the Notes), plus accrued and unpaid interest, if any, to the date of redemption.

Upon a change of control (as defined in the Indenture), holders of the Notes may require Spansion LLC to repurchase all of their notes at a repurchase price equal to 101% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the date of redemption.

Certain events are considered “Events of Default,” which may result in the accelerated maturity of the Notes, including: (i) a default in any interest, principal or premium amount payment; (ii) a merger, consolidation or sale of all or substantially all of its property; (iii) a breach of covenants in the Notes or the Indenture; (iv) a default in certain debts; (v) if the Company incurs any judgment for the payment of money in an aggregate amount in excess of $25 million; or (vi) if a court enters certain orders or decrees under any bankruptcy law. Upon occurrence of one of these events, the trustee or certain holders may declare the principal of and accrued interest on all of the Notes to be immediately due and payable. If certain events of bankruptcy, insolvency or reorganization with respect to the Company occur, all amounts on the Notes shall be due and payable immediately without any declaration or other act by the trustee or holders of the Notes.

Item 8.01.	Other Events.

Private Placement of 7.875% Senior Notes due 2017. On November 4, 2010, the Company issued a press release announcing the pricing of the Notes Private Placement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Public Offering of Common Stock. On November 3, 2010, the Company entered into the Underwriting Agreement with Morgan Stanley & Co. Incorporated and Barclays Capital Inc., as representatives of the underwriters, in connection with the registered offering the Shares sold by the Company in the Stock Offering. Pursuant to the terms of the Underwriting Agreement, the Underwriters were given an option to purchase an additional 1,012,500 Shares at the same purchase price (the public offering price less underwriting discounts and commissions), to cover over-allotments. The Underwriters exercised this option on November 3, 2010 and as a result, the Company sold an aggregate of 7,762,500 Shares in the Stock Offering. The closing of the Stock Offering occurred on November 9, 2010. The Company received approximately $125.4 million from the sale of Shares in the Stock Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Stock Offering was made pursuant to a prospectus dated November 3, 2010, filed as part of the Company’s registration statement on Form S-1 (File No. 333-169471) with the Securities and Exchange Commission (the “Commission”) originally filed on September 17, 2010, which was declared effective by the Commission on November 3, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2010, between Spansion Inc. and Morgan Stanley & Co. Incorporated and Barclays Capital Inc., as representatives of the several underwriters.

4.1	Indenture, including the form of the Note, dated November 9, 2010, by and among Spansion LLC, as issuer, Spansion Inc. and Spansion Technology LLC, as guarantors, and Wells Fargo Bank, National Association, as trustee.

10.1	Registration Rights Agreement, dated November 9, 2010, among Spansion LLC, Spansion Technology LLC, Spansion Inc., Barclays Capital Inc. and Morgan Stanley & Co. Incorporated.

10.2	Amendment No. 4, dated as of November 9, 2010, to the Credit Agreement dated as of February 9, 2010 among Spansion LLC, Spansion Inc., Spansion Technology LLC, each lender from time to time party thereto, Barclays Bank PLC, as Administrative Agent, Collateral Agent and Documentation Agent, Barclays Capital, as Joint Lead Arranger and Joint Book Runner, and Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, Joint Book Runner and Syndication Agent and Amendment No. 1 to the Pledge and Security Agreement dated as of May 10, 2010 among Spansion Inc., Spansion Technology LLC, Spansion Inc., certain of their subsidiaries party thereto, and the Collateral Agent.

10.3	Amendment Number Two to Loan and Security Agreement, dated as of November 9, 2010, among Spansion Inc., Spansion LLC and certain of Spansion LLC’s subsidiaries party hereto, each of the lenders party thereto, and Bank of America, N.A., as Administrative Agent, as Sole Lead Arranger, as Sole Bookrunner, and as agent for the Lenders.

99.1	Press release announcing pricing of Notes Private Placement, dated November 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2010	SPANSION INC.

	By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2010, between Spansion Inc. and Morgan Stanley & Co. Incorporated and Barclays Capital Inc., as representatives of the several underwriters.

4.1	Indenture, including the form of the Note, dated November 9, 2010, by and among Spansion LLC, as issuer, Spansion Inc. and Spansion Technology LLC, as guarantors, and Wells Fargo Bank, National Association, as trustee.

10.1	Registration Rights Agreement, dated November 9, 2010, among Spansion LLC, Spansion Technology LLC, Spansion Inc., Barclays Capital Inc. and Morgan Stanley & Co. Incorporated.

10.2	Amendment No. 4, dated as of November 9, 2010, to the Credit Agreement dated as of February 9, 2010 among Spansion LLC, Spansion Inc., Spansion Technology LLC, each lender from time to time party thereto, Barclays Bank PLC, as Administrative Agent, Collateral Agent and Documentation Agent, Barclays Capital, as Joint Lead Arranger and Joint Book Runner, and Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, Joint Book Runner and Syndication Agent and Amendment No. 1 to the Pledge and Security Agreement dated as of May 10, 2010 among Spansion Inc., Spansion Technology LLC, Spansion Inc., certain of their subsidiaries party thereto, and the Collateral Agent.

10.3	Amendment Number Two to Loan and Security Agreement, dated as of November 9, 2010, among Spansion Inc., Spansion LLC and certain of Spansion LLC’s subsidiaries party hereto, each of the lenders party thereto, and Bank of America, N.A., as Administrative Agent, as Sole Lead Arranger, as Sole Bookrunner, and as agent for the Lenders.

99.1	Press release announcing pricing of Notes Private Placement, dated November 4, 2010.